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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

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                                CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                     March 15, 2002                               1-15117
              ----------------------------------------      -------------------
       Date of Report (Date of earliest event reported)     (Commission File
                                                             Number)


                             ON2 TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                            84-1280679
    -------------------------------      ---------------------------------------
    (State or other jurisdiction of      (I.R.S. Employer Identification Number)
     incorporation or organization)

                      145 HUDSON STREET, NEW YORK, NY     10013
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (917) 237-0500
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              (Registrant's telephone number, including area code)







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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of On2 Technologies, Inc. annually considers and recommends to the Board the selection of On2's independent public accountants. On March 15, 2002, as recommended by On2's audit committee, On2's Board of Directors terminated the engagement of Arthur Andersen LLP ("Andersen") as On2's independent public accountants and decided to engage Richard A. Eisner & Company, LLP to serve as On2's independent public accountants for 2002. The appointment of Richard A. Eisner & Company, LLP is subject to ratification by On2's stockholders at the 2002 annual meeting scheduled for April 30, 2002.

Andersen's reports on On2's consolidated financial statements for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report contained an explanatory paragraph regarding On2's ability to continue as a going concern.

During On2's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on On2's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

On2 provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated March 20, 2002, stating its agreement with such statements.

During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 15, 2002, the Company did not consult with Richard A. Eisner & Company, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following exhibits are filed with this document.



Exhibit
Number                     Description
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16                        Letter from Arthur Andersen LLP to the Securities and
                          Exchange Commission dated March 20, 2002


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ON2 TECHNOLOGIES, INC.

                                    By: /s/ Mark J. Meagher
                                       ------------------------------------
                                       Name: Mark J. Meagher
                                       Title: Executive Vice President and
                                              Chief Financial Officer

Dated: March 20, 2002